UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22736

Columbia ETF Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

October 31, 2017

COLUMBIA ETF TRUST I

Columbia Sustainable Global Equity Income ETF

Columbia Sustainable International Equity Income ETF

Columbia Sustainable U.S. Equity Income ETF

PRESIDENT'S MESSAGE

Dear Shareholders,

The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration's policies would stimulate growth quickly. Unfortunately it's unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won't rise as rapidly as expected if the administration's proposed growth policies are not implemented.

Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?

Better insights

Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.

Better decisions

Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.

Better outcomes

We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.

Whether you're trying to save money to help your children go to college or for your own retirement, it's the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return.

Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It's why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.

Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.

Sincerely,

Christopher O. Petersen

President, Columbia ETF Trust I

There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.

Columbia ETF Trust I is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia ETF Trust I | Annual Report 2017

TABLE OF CONTENTS

Columbia Sustainable Global Equity Income ETF
Fund at a Glance	2
Manager Discussion of Fund Performance	5
Columbia Sustainable International Equity Income ETF
Fund at a Glance	7
Manager Discussion of Fund Performance	10
Columbia Sustainable U.S. Equity Income ETF
Fund at a Glance	12
Manager Discussion of Fund Performance	14
Understanding Your Fund's Expenses	16
Frequency Distribution of Premiums and Discounts	17
Portfolio of Investments	18
Statement of Assets and Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Financial Highlights	37
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	48
Federal Income Tax Information	49
Trustees and Officers	50
Additional Information	55

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE

Columbia Sustainable Global Equity Income ETF

Investment objective

Columbia Sustainable Global Equity Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Sustainable Global Equity Income 200 Index (Net).

Portfolio management

Christopher Lo, Ph.D., CFA

Portfolio manager

Managed Fund since June 2016

Average annual total returns (%) (for period ended October 31, 2017)

	Inception	1 Year	Life
Market Price	06/13/16	22.93	21.14
Net Asset Value	06/13/16	23.00	20.14
Beta Advantage® Sustainable Global Equity Income 200 Index (Net)		23.13	20.26
MSCI World Value Index (Net)		20.23	16.99

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Beta Advantage® Sustainable Global Equity Income 200 Index (Net) is designed to reflect the performance of the top 200 U.S. and foreign large and mid-cap companies (located in developed markets) within the MSCI World Index.

The MSCI World Value Index (Net) captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the Beta Advantage® Sustainable Global Equity Income 200 Index (Net) and the MSCI World Value Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE (continued)

Columbia Sustainable Global Equity Income ETF

Performance of a hypothetical $10,000 investment (June 13, 2016 — October 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at October 31, 2017)

Valero Energy Corp. (United States)	1.0
HP, Inc. (United States)	0.9
WestRock Co. (United States)	0.9
Gap, Inc. (The) (United States)	0.9
Marathon Petroleum Corp. (United States)	0.9
Prudential Financial, Inc. (United States)	0.9
Amgen, Inc. (United States)	0.8
Cisco Systems, Inc. (United States)	0.8
Western Union Co. (The) (United States)	0.8
Phillips 66 (United States)	0.8

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at October 31, 2017)

Australia	2.3
Canada	2.0
Denmark	0.5
Finland	1.2
France	3.5
Germany	1.7
Hong Kong	1.7
Israel	0.5
Italy	1.2
Japan	15.6
Netherlands	0.8
Norway	0.3
Portugal	0.3
Singapore	1.0
Spain	1.8
Sweden	0.9
Switzerland	0.3
United Kingdom	5.8
United States(a)	58.6
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE (continued)

Columbia Sustainable Global Equity Income ETF

Equity sector breakdown (%) (at October 31, 2017)

Industrials	18.4
Financials	15.4
Consumer Discretionary	13.1
Information Technology	9.6
Consumer Staples	9.6
Energy	8.8
Materials	8.6
Utilities	5.7
Health Care	5.2
Telecommunication Services	4.1
Real Estate	1.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust I | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Sustainable Global Equity Income ETF

For the 12-month period that ended October 31, 2017, the Fund returned 23.00% based on net asset value (NAV) and 22.93% based on market price. The Fund's benchmark, the Beta Advantage® Sustainable Global Equity Income 200 Index (Net), returned 23.13% during the same time period. To compare, the MSCI World Value Index (Net) returned 20.23% for the same period.

The Fund had an NAV of $25.64 on October 31, 2016 and ended the 12-month period on October 31, 2017 with an NAV of $30.44. The Fund's market price on October 31, 2017 was $30.51 per share.

Global equities were driven higher by renewed optimism

A renewed sense of investor optimism drove global equity markets higher during the annual period ended October 31, 2017. Though with a surprise result, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and economic data was largely positive. Virtually throughout the period, investors bid up stocks in anticipation of more growth-oriented U.S. government policies, such as lower taxes and reduced regulation. One exception, albeit short-lived, came in the middle of the annual period after the Federal Reserve (the Fed) decided to raise its targeted federal funds rate by 25 basis points at its March 2017 meeting, having done the same in December 2016. In addition, the failure of the Republican plan to repeal and replace the Affordable Care Act raised doubts about the Administration's ability to put the rest of its agenda in place. Meanwhile, both the Bank of Japan and the European Central Bank ("ECB") kept their respective monetary policies unchanged, but the ECB revised its economic growth and inflation forecasts upwards.

The latter half of the period was defined by two major hurricanes in the U.S., receding political risk internationally, but rising geopolitical tensions globally. The centrist candidate won the French presidential elections, and the anti-establishment party in Italy saw a setback in local elections. On the other hand, rhetoric between the U.S. and North Korea heightened. Still, reports of strong corporate earnings results, with double-digit growth across all major developed market regions, were supportive for global equity markets. In the U.S., positive economic news, rising expectations for business-friendly policies, proposed tax reform and hopes for less stringent regulation in certain industries appeared to buoy investor confidence. Against this backdrop, the Fed raised interest rates a third time during the period — in June 2017 — in an effort to gradually normalize interest rates from their near-zero range established nearly a decade ago. Also, European markets reacted bullishly to ECB President Draghi's optimistic outlook for recovering inflation and cautious references to tapering. Japanese equities saw a temporary pullback in June 2017, as the Japanese yen strengthened immediately after the Fed's interest rate hike that month, but quickly rebounded. After declining again early in the third calendar quarter, Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that Prime Minister Abe had dissolved the Japanese Lower House and called a general election to be held in October 2017.

In the final weeks of the period, encouraging tax reform progress in the U.S. and ongoing strength in both U.S. and global economic activity data were supportive for global equity performance. As expected, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases beginning in January 2018. However, headlines around Catalonia's disputed independence referendum dampened risk sentiment. Japan's Prime Minister Abe's ruling coalition won a significant majority in the Japanese election, which reassured markets, and Japanese equities rallied. In the U.S., the Fed indicated one more rate increase was likely in 2017 and as many as three increases were under consideration for 2018.

Within the MSCI World Value Index, financials, materials and information technology were the best performing sectors, while telecommunication services, consumer staples and real estate were weakest. From a country perspective, China, Chile and Austria were the strongest performing constituents of the MSCI World Value Index, while Israel, Ireland and New Zealand were weakest.

Columbia ETF Trust I | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Sustainable Global Equity Income ETF

Benchmark outpaced MSCI World Value Index during period

Constituents in the industrials, energy and real estate sectors contributed most positively to the benchmark's results relative to the MSCI World Value Index during the period. Partially offsetting these positive contributors were constituents in the utilities and consumer staples sectors, which detracted from the benchmark's results relative to the MSCI World Value Index. Also, having an underweight to financials, which outperformed the MSCI World Value Index during the period, hurt. The benchmark's methodology ranks securities on a sector-neutral basis as to avoid overcrowding in one particular sector. While this methodology resulted in an underweighting to financials during the annual period, which detracted, this allocation effect was mitigated by a strong security effect, where financials stocks in the Index outperformed the financials sector of the MSCI World Value Index during the period.

From a country perspective, constituents in the U.S., Japan and France contributed most positively to the benchmark's results relative to the MSCI World Value Index. Conversely, constituents in Germany, the Netherlands and Hong Kong detracted the most from the benchmark's results relative to the MSCI World Value Index during the period.

Relative to the MSCI World Value Index, positions in aerospace and defense company The Boeing Co., worldwide hotel operator and franchisor Marriott International and financial planning and services firm Ameriprise Financial (0.72%, 0.43% and 0.63% of Fund net assets as of 10/31/17, respectively), each a U.S.-based company, contributed most positively. Each posted a robust double-digit positive absolute return during the period. Relative to the MSCI World Value Index, positions in footwear retailer Foot Locker, regulated utilities company Scana and fashion retailer Nordstrom (0.74%, 0.51% and 0.59% of Fund net assets as of 10/31/17, respectively), each based in the U.S., detracted most. Each generated a double-digit negative absolute return during the period.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. ESG factors may cause the fund to forgo certain investment opportunities and/or exposures to certain industries, sectors or regions. Additional information regarding the risks of this investment is available in the prospectus.

Although the Fund's shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE

Columbia Sustainable International Equity Income ETF

Investment objective

Columbia Sustainable International Equity Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage Sustainable International Equity Income 100 Index (Net).

Portfolio management

Christopher Lo, Ph.D., CFA

Portfolio manager

Managed Fund since June 2016

Average annual total returns (%) (for period ended October 31, 2017)

	Inception	1 Year	Life
Market Price	06/13/16	25.58	23.76
Net Asset Value	06/13/16	25.13	21.07
Beta Advantage Sustainable International Equity Income 100 Index (Net)		23.13	21.87
MSCI World ex USA Value Index (Net)		23.05	20.11

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Beta Advantage Sustainable International Equity Income 100 Index (Net) is designed to reflect the performance of the top 100 (developed markets) foreign large- and mid-cap companies (excluding real estate investment trusts) using a subset of the MSCI World ex USA Index, ranked and weighted according to a composite factor score determined through the application of a systematic, rules-based methodology applied by MSCI.

The MSCI World ex USA Value Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets that have value characteristics. The Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the Beta Advantage Sustainable International Equity Income 100 Index (Net) and the MSCI World ex USA Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE (continued)

Columbia Sustainable International Equity Income ETF

Performance of a hypothetical $10,000 investment (June 13, 2016 — October 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at October 31, 2017)

Mitsubishi Chemical Holdings Corp. (Japan)	1.7
UPM-Kymmene OYJ (Finland)	1.6
Kajima Corp. (Japan)	1.5
ITOCHU Corp. (Japan)	1.5
Fuji Electric Co. Ltd. (Japan)	1.5
Teijin Ltd. (Japan)	1.5
Next PLC (United Kingdom)	1.5
Obayashi Corp. (Japan)	1.5
Toyota Tsusho Corp. (Japan)	1.5
Taylor Wimpey PLC (United Kingdom)	1.4

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country breakdown (%) (at October 31, 2017)

Australia	5.6
Canada	4.7
Denmark	1.3
Finland	2.9
France	8.3
Germany	4.2
Hong Kong	4.0
Israel	1.2
Italy	2.8
Japan	37.6
Netherlands	2.0
Norway	0.7
Portugal	0.8
Singapore	2.3
Spain	4.4
Sweden	2.1
Switzerland	0.7
United Kingdom	14.0
United States(a)	0.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE (continued)

Columbia Sustainable International Equity Income ETF

Equity sector breakdown (%) (at October 31, 2017)

Industrials	23.7
Consumer Discretionary	13.7
Financials	13.0
Materials	9.8
Telecommunication Services	7.8
Consumer Staples	7.0
Information Technology	6.5
Health Care	5.9
Energy	5.7
Real Estate	3.6
Utilities	3.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust I | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Sustainable International Equity Income ETF

For the 12-month period that ended October 31, 2017, the Fund returned 25.13% based on net asset value (NAV) and 25.58% based on market price. The Fund's benchmark, the Beta Advantage Sustainable International Equity Income 100 Index (the Index) (Net), returned 23.13% during the same period. To compare, the MSCI World ex USA Value Index (Net) returned 23.05% for the same period.

The Fund had an NAV of $25.34 on October 31, 2016 and ended the 12-month period on October 31, 2017 with an NAV of $30.59. The Fund's market price on October 31, 2017 was $30.80 per share.

International equities were driven higher by renewed optimism

A renewed sense of investor optimism drove international equity markets higher during the 12-month period ended October 31, 2017. Though with a surprise result, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and economic data was largely positive. Virtually throughout the period, investors bid up stocks in anticipation of more growth-oriented U.S. government policies, such as lower taxes and reduced regulation. One exception, albeit short-lived, came in the middle of the annual period after the Federal Reserve (the Fed) decided to raise its targeted federal funds rate by 25 basis points at its March 2017 meeting, having done the same in December 2016. In addition, the failure of the Republican plan to repeal and replace the Affordable Care Act raised doubts about the Administration's ability to put the rest of its agenda in place. Meanwhile, both the Bank of Japan and the European Central Bank (ECB) kept their respective monetary policies unchanged, but the ECB revised its economic growth and inflation forecasts upwards.

The latter half of the period was defined by receding political risk but rising geopolitical tensions. The centrist candidate won the French presidential elections, and the anti-establishment party in Italy saw a setback in local elections. On the other hand, rhetoric between the U.S. and North Korea heightened. Still, reports of strong corporate earnings results, with double-digit growth across all major developed market regions, were supportive of international equity markets. Also, European markets reacted bullishly to ECB President Draghi's optimistic outlook for recovering inflation and cautious references to tapering. Japanese equities saw a temporary pullback in June 2017, as the Japanese yen strengthened immediately after the Fed's interest rate hike that month, but quickly rebounded. After declining again early in the third calendar quarter, Japanese equities subsequently rallied in September 2017 on rising U.S. bond yields, a weakening yen and reports that Prime Minister Abe had dissolved the Japanese Lower House and called a general election to be held in October 2017.

In the final weeks of the period, encouraging tax reform progress in the U.S. and ongoing strength in both U.S. and global economic activity data were supportive of international equity performance. As expected, the ECB kept its interest rates unchanged but announced its plan to reduce its monthly asset purchases beginning in January 2018. However, headlines around Catalonia's disputed independence referendum dampened risk sentiment. Japan's Prime Minister Abe's ruling coalition won a significant majority in the Japanese election, which reassured markets, and Japanese equities rallied.

Within the MSCI World ex USA Value Index, information technology, materials and financials were the best performing sectors, while consumer staples, telecommunication services and health care were weakest. From a country perspective, China, Chile and Austria were the strongest performing constituents of the MSCI World ex USA Value Index, while Israel, New Zealand and Luxembourg were weakest.

Benchmark outpaced MSCI World ex USA Value Index during the period

Constituents in the industrials, energy and real estate sectors contributed most positively to the benchmark's results relative to the MSCI World ex USA Value Index during the period. Partially offsetting these positive contributors were having an underweight to financials, which outperformed the MSCI World ex USA Value Index, and having overweights to telecommunication services and consumer staples, which each underperformed the MSCI World ex USA Value Index during the period. The benchmark's methodology ranks securities on a sector-neutral basis as to avoid overcrowding in

Columbia ETF Trust I | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Sustainable International Equity Income ETF

one particular sector. While this methodology resulted in underweightings and overweightings during the annual period, which detracted, this allocation effect was mitigated by a strong security effect, which added value during the period.

From a country perspective, constituents in Japan and France contributed most positively to the benchmark's results relative to the MSCI World ex USA Value Index. Also, having an overweight to Spain boosted the benchmark's results relative to the MSCI World ex USA Value Index during the period. Conversely, constituents in Germany, the Netherlands and Australia detracted the most from the benchmark's results relative to the MSCI World ex USA Value Index during the period.

Relative to the MSCI World ex USA Value Index, positions in Japanese chemicals company Mitsubishi Chemical Holdings, Canadian energy infrastructure assets operator Veresen and U.K. property developer and builder Barratt Developments (1.65%, 0.00% and 1.17% of Fund net assets as of 10/31/17, respectively) contributed most positively. (Veresen was acquired by Pembina Pipeline in early October 2017.) Each posted a robust double-digit positive absolute return during the period. Relative to the MSCI World ex USA Value Index, positions in Australian-based telecommunications provider Telstra, U.K.-headquartered facilities solutions provider to the oil and gas production and processing industry Petrofac and German media company ProSiebenSat.1 Media (1.15%, 0.00% and 1.18% of Fund net assets as of 10/31/17, respectively) detracted most. Each generated a double-digit negative absolute return during the annual period.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. ESG factors may cause the fund to forgo certain investment opportunities and/or exposures to certain industries, sectors or regions. Additional information regarding the risks of this investment is available in the prospectus.

Although the Fund's shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE

Columbia Sustainable U.S. Equity Income ETF

Investment objective

Columbia Sustainable U.S. Equity Income ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage Sustainable U.S. Equity Income 100 Index (Gross).

Portfolio management

Christopher Lo, Ph.D., CFA

Portfolio manager

Managed Fund since June 2016

Average annual total returns (%) (for period ended October 31, 2017)

	Inception	1 Year	Life
Market Price	06/13/16	21.40	19.61
Net Asset Value	06/13/16	21.36	19.41
Beta Advantage Sustainable U.S. Equity Income 100 Index (Gross)		21.97	19.93
MSCI USA Value Index (Gross)		19.25	15.80

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleetf.com.

The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times.

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

The Beta Advantage Sustainable U.S. Equity Income 100 Index (Gross) is designed to reflect the performance of the top 100 U.S. large and mid-cap companies (excluding real estate investment trusts) using a subset of the MSCI USA Index, ranked and weighted according to a composite factor score determined through the application of a systematic, rules-based methodology applied by MSCI.

The MSCI USA Value Index (Gross) captures large and mid-cap US securities exhibiting overall value style characteristics. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the Beta Advantage Sustainable U.S Equity Income 100 Index (Gross) and the MSCI USA Value Index (Gross), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE (continued)

Columbia Sustainable U.S. Equity Income ETF

Performance of a hypothetical $10,000 investment (June 13, 2016 — October 31, 2017)

The chart above shows the change in value of a hypothetical $10,000 investment made on the Fund's inception, and does not reflect the deduction of taxes or brokerage commissions that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Top ten holdings (%) (at October 31, 2017)

Valero Energy Corp.	1.7
HP, Inc.	1.6
WestRock Co.	1.6
Gap, Inc. (The)	1.5
Marathon Petroleum Corp.	1.5
Prudential Financial, Inc.	1.5
Amgen, Inc.	1.4
Cisco Systems, Inc.	1.4
Western Union Co. (The)	1.4
Phillips 66	1.4

Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio breakdown (%) (at October 31, 2017)

Common Stocks	99.7
Money Market Fund	0.3
Total Investments	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity sector breakdown (%) (at October 31, 2017)

Financials	17.1
Industrials	14.7
Consumer Discretionary	12.6
Information Technology	11.8
Consumer Staples	11.4
Energy	11.0
Materials	7.8
Utilities	7.4
Health Care	4.8
Telecommunication Services	1.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust I | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE

Columbia Sustainable U.S. Equity Income ETF

For the 12-month period that ended October 31, 2017, the Fund returned 21.36% based on net asset value (NAV) and 21.40% based on market price. The Fund's benchmark, the Beta Advantage Sustainable U.S. Equity Income 100 Index (Gross), returned 21.97% during the same period. To compare, the MSCI USA Value Index (Gross) returned 19.25% for the same period.

The Fund had an NAV of $25.86 on October 31, 2016 and ended the 12-month period on October 31, 2017 with an NAV of $30.30. The Fund's market price on October 31, 2017 was $30.31 per share.

U.S. equities were driven higher by renewed optimism

A renewed sense of investor optimism drove U.S. equity markets higher during the 12-month period ended October 31, 2017. Though with a surprise result, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and economic data was largely positive. Virtually throughout the period, investors bid up stocks in anticipation of more growth-oriented U.S. government policies, such as lower taxes and reduced regulation. One exception, albeit short-lived, came in the middle of the period after the Federal Reserve (the Fed) decided to raise its targeted federal funds rate by 25 basis points at its March 2017 meeting, having done the same in December 2016. In addition, the failure of the Republican plan to repeal and replace the Affordable Care Act raised doubts about the Administration's ability to put the rest of its agenda in place.

The latter half of the period was defined by two major hurricanes and increased tensions between the U.S. and North Korea, although investors looked on the bright side and bid equity shares still higher. Positive economic news, solid corporate earnings growth and rising expectations for business-friendly policies remained key drivers of U.S. equities' substantial gains. Proposed tax reform and hopes for less stringent regulation in certain industries also appeared to buoy investor confidence. Against this backdrop, the Fed raised interest rates a third time during the period — in June 2017 — in an effort to gradually normalize interest rates from their near-zero range established nearly a decade ago.

In the final weeks of the period, the yield on the 10-year U.S. Treasury rose on reports of higher inflation and expectations for a fourth quarter 2017 Fed rate increase. The Fed had indicated in October that one more rate increase was likely in 2017 and as many as three increases were under consideration for 2018.

Within the broad U.S. equity market, small-cap stocks led large-cap and mid-cap stocks, and growth stocks outperformed value stocks across the capitalization spectrum. Within the MSCI USA Value Index, financials, materials and information technology were the best performing sectors, while telecommunication services, energy and consumer staples were weakest.

Benchmark outpaced MSCI USA Value Index during period

Constituents in the industrials and energy sectors contributed most positively to the benchmark's results relative to the MSCI USA Value Index during the period. Also, having no exposure to the real estate sector, which significantly lagged the MSCI USA Value Index, boosted relative results. (The benchmark's methodology excludes real estate investment trusts.) Partially offsetting these positive contributors were benchmark constituents in the utilities and consumer staples sectors, which detracted from the benchmark's results relative to the MSCI USA Value Index. Having an underweight to the financials sector, which outpaced the MSCI USA Value Index, also hurt. The benchmark's methodology ranks securities on a sector-neutral basis as to avoid overcrowding in one particular sector. While this methodology resulted in an underweighting to financials during the period, which detracted, this allocation effect was mitigated by a strong security effect, where financials stocks in the benchmark outperformed the financials sector of the MSCI USA Value Index during the period.

Relative to the MSCI USA Value Index, positions in aerospace and defense company The Boeing Co., worldwide hotel operator and franchisor Marriott International and financial planning and services firm Ameriprise Financial (1.23%, 0.74% and 1.08% of Fund net assets as of 10/31/17, respectively) contributed most positively. Each posted a robust

Columbia ETF Trust I | Annual Report 2017

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Columbia Sustainable U.S. Equity Income ETF

double-digit positive absolute return during the period. Relative to the MSCI USA Value Index, positions in footwear retailer Foot Locker, regulated utilities company Scana and fashion retailer Nordstrom (1.27%, 0.87% and 1.02% of Fund net assets as of 10/31/17, respectively) detracted most. Each generated a double-digit negative absolute return during the period.

Investing involves risks, including the risk of loss of principal. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. ESG factors may cause the fund to forgo certain investment opportunities and/or exposures to certain industries, sectors or regions. Additional information regarding the risks of this investment is available in the prospectus.

Although the Fund's shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia ETF are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia ETF. References to specific securities should not be construed as a recommendation or investment advice.

Trading Discount to NAV Risks

The Fund's shares may trade above or below their net asset value. The net asset value of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in net asset value as well as the relative supply of, and demand for, shares on the exchange. The trading price of shares may deviate significantly from the net asset value.

Columbia ETF Trust I | Annual Report 2017

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2017.

Actual Expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses paid for the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

May 1, 2017 — October 31, 2017

	Beginning account value ($)		Ending account value ($)		Expenses paid for the period ($)		Annualized expense ratios for the period (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Sustainable Global Equity Income ETF	1,000.00	1,000.00	1,074.50	1,023.19	2.09	2.04	0.40
Columbia Sustainable International Equity Income ETF	1,000.00	1,000.00	1,102.60	1,022.94	2.38	2.29	0.45
Columbia Sustainable U.S. Equity Income ETF	1,000.00	1,000.00	1,055.10	1,023.44	1.81	1.79	0.35

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia ETF Trust I | Annual Report 2017

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each Fund is for the period from inception date of such Fund through October 31, 2017.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Sustainable Global Equity Income ETF June 13, 2016 – October 31, 2017
	0 - 49.9	302	9
	50 - 99.9	40	0
	100 - 199.9	0	0
	> 200	0	0
	Total	342	9
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Sustainable International Equity Income ETF June 13, 2016 – October 31, 2017
	0 - 49.9	193	37
	50 - 99.9	99	5
	100 - 199.9	16	0
	> 200	1	0
	Total	309	42
		Market Price Above or Equal to NAV	Market Price Below NAV
	Basis Point Differential	Number of Days	Number of Days
Columbia Sustainable U.S. Equity Income ETF June 13, 2016 – October 31, 2017
	0 - 49.9	289	62
	50 - 99.9	0	0
	100 - 199.9	0	0
	> 200	0	0
	Total	289	62

Columbia ETF Trust I | Annual Report 2017

PORTFOLIO OF INVESTMENTS

Columbia Sustainable Global Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%

Issuer	Shares	Value ($)
Australia 2.3%
Coca-Cola Amatil Ltd.	5,180	32,370
Harvey Norman Holdings Ltd.	11,306	32,768
LendLease Group	1,784	22,174
SEEK Ltd.	1,387	19,536
Tabcorp Holdings Ltd.	9,523	32,785
Telstra Corp. Ltd.	13,468	36,556
Total		176,189
Canada 2.0%
Atco Ltd. Class I	569	20,648
Canadian Imperial Bank of Commerce	316	27,837
Finning International, Inc.	1,059	25,845
Magna International, Inc.	572	31,229
Metro, Inc.	533	16,791
Open Text Corp.	753	26,350
Total		148,700
Denmark 0.5%
Novo Nordisk A/S Class B	806	40,101
Finland 1.2%
Neste OYJ	733	40,843
UPM-Kymmene OYJ	1,674	50,313
Total		91,156
France 3.5%
BNP Paribas SA	399	31,161
Capgemini SE	166	20,179
Essilor International SA	193	24,440
Ingenico Group SA	191	18,544
Publicis Groupe SA	404	26,337
Safran SA	209	22,017
Schneider Electric SE(a)	277	24,347
Societe Generale SA	492	27,397
Valeo SA	412	27,886
Vinci SA	413	40,438
Total		262,746

Common Stocks (continued)

Issuer	Shares	Value ($)
Germany 1.7%
Bayer AG	187	24,333
Fraport AG Frankfurt Airport Services Worldwide	161	15,278
Henkel AG & Co. KGaA	133	16,764
HOCHTIEF AG	109	19,237
Merck KGaA	183	19,590
ProSiebenSat.1 Media SE	1,078	37,606
Total		132,808
Hong Kong 1.7%
HKT Trust & HKT Ltd.	30,683	37,480
PCCW Ltd.	77,924	42,948
Sun Hung Kai Properties Ltd.	1,851	30,273
Swire Properties Ltd.	4,956	16,739
Total		127,440
Israel 0.5%
Azrieli Group Ltd.	303	17,102
Mizrahi Tefahot Bank Ltd.	1,096	19,778
Total		36,880
Italy 1.2%
Atlantia SpA	1,318	42,991
Enel SpA	3,568	22,134
Snam SpA	4,734	24,188
Total		89,313
Japan 15.5%
Astellas Pharma, Inc.	2,629	34,901
Chiba Bank Ltd. (The)	2,390	18,131
Daicel Corp.	3,338	41,303
Dai-ichi Life Holdings, Inc.	1,914	36,089
Fuji Electric Co. Ltd.	6,728	48,374
FUJIFILM Holdings Corp.	991	40,345
ITOCHU Corp.	2,794	48,636
JXTG Holdings, Inc.	8,103	41,588
Kajima Corp.	4,737	48,900
KDDI Corp.	1,292	34,384

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Miraca Holdings, Inc.	892	41,370
Mitsubishi Chemical Holdings Corp.	5,066	52,497
Mitsubishi Corp.	1,903	44,355
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,074	31,752
Mitsui Chemicals, Inc.	1,300	39,813
Mizuho Financial Group, Inc.	19,785	35,677
Nippon Steel & Sumitomo Metal Corp.	1,555	36,962
Nippon Telegraph & Telephone Corp.	539	25,961
NTT Data Corp.	1,534	17,779
NTT DOCOMO, Inc.	1,601	38,620
Obayashi Corp.	3,617	47,110
ORIX Corp.	2,492	42,513
Osaka Gas Co. Ltd.	1,500	28,890
Resona Holdings, Inc.	8,277	44,302
Showa Shell Sekiyu KK	3,011	35,296
Sumitomo Chemical Co. Ltd.	5,496	38,404
Taisei Corp.	700	38,625
Teijin Ltd.	2,268	47,763
Toppan Printing Co. Ltd.	1,816	18,347
Toyota Tsusho Corp.	1,276	46,041
Yokogawa Electric Corp.	2,013	37,875
Total		1,182,603
Netherlands 0.8%
Koninklijke Ahold Delhaize NV	1,846	34,742
Randstad Holding NV	483	29,720
Total		64,462
Norway 0.3%
DNB ASA	1,130	21,752
Portugal 0.3%
Jeronimo Martins SGPS SA	1,442	26,206
Singapore 1.0%
CapitaLand Ltd.	10,453	28,158
Jardine Cycle & Carriage Ltd.	748	21,627
SATS Ltd.	6,877	23,724
Total		73,509

Common Stocks (continued)

Issuer	Shares	Value ($)
Spain 1.8%
Abertis Infraestructuras SA	1,796	38,853
Amadeus IT Group SA	424	28,772
Enagas SA	1,308	37,682
Endesa SA	1,471	33,673
Total		138,980
Sweden 0.9%
Electrolux AB Series B	775	27,402
Hexagon AB Class B	320	16,409
Investor AB Class B	434	21,509
Total		65,320
Switzerland 0.3%
Swiss Re AG	254	23,914
United Kingdom 5.8%
3i Group PLC	2,063	26,327
Barratt Developments PLC	4,294	37,321
Capita PLC	3,761	26,171
Coca-Cola European Partners PLC	577	23,671
Imperial Brands PLC	886	36,126
Intertek Group PLC	260	18,731
Marks & Spencer Group PLC	7,972	36,428
Meggitt PLC	3,857	26,557
Next PLC	731	47,770
RELX PLC	1,188	27,340
Taylor Wimpey PLC	16,927	44,844
Vodafone Group PLC	10,550	30,205
Wm Morrison Supermarkets PLC	10,897	32,443
WPP PLC	1,603	28,397
Total		442,331
United States 58.1%
AES Corp. (The)	5,519	58,667
Allstate Corp. (The)	496	46,555
American Electric Power Co., Inc.	720	53,575
American Express Co.	436	41,647

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
American Water Works Co., Inc.	264	23,169
Ameriprise Financial, Inc.(b)	307	48,058
AmerisourceBergen Corp.	552	42,476
Amgen, Inc.	364	63,780
AO Smith Corp.	434	25,693
Apple, Inc.	263	44,458
Archer-Daniels-Midland Co.	1,067	43,608
Avery Dennison Corp.	319	33,868
Baker Hughes a GE Co.	1,130	35,516
Bank of New York Mellon Corp. (The)	753	38,742
Best Buy Co., Inc.	928	51,949
Boeing Co. (The)	213	54,950
Bunge Ltd.	646	44,432
Campbell Soup Co.	1,074	50,875
Cardinal Health, Inc.	819	50,696
CenturyLink, Inc.	3,272	62,135
Cisco Systems, Inc.	1,856	63,382
Citizens Financial Group, Inc.	1,651	62,755
Conagra Brands, Inc.	968	33,067
Core Laboratories N.V.	285	28,472
Cummins, Inc.	316	55,894
Delta Air Lines, Inc.	1,077	53,882
Dr Pepper Snapple Group, Inc.	467	40,003
Ecolab, Inc.	176	22,996
Edison International	524	41,894
Estee Lauder Cos., Inc. (The) Class A	282	31,530
Expeditors International of Washington, Inc.	508	29,657
Exxon Mobil Corp.	679	56,595
Foot Locker, Inc.	1,869	56,220
Fortune Brands Home & Security, Inc.	351	23,187
Franklin Resources, Inc.	1,283	54,053
Gap, Inc. (The)	2,616	67,990
General Mills, Inc.	884	45,897
Goldman Sachs Group, Inc. (The)	102	24,733
Hanesbrands, Inc.	1,506	33,885

Common Stocks (continued)

Issuer	Shares	Value ($)
Hartford Financial Services Group, Inc. (The)	566	31,158
Honeywell International, Inc.	250	36,040
Hormel Foods Corp.	1,022	31,846
HP, Inc.	3,270	70,468
Huntington Ingalls Industries, Inc.	191	44,470
Ingersoll-Rand PLC	417	36,946
Ingredion, Inc.	249	31,212
International Business Machines Corp.	394	60,700
Jack Henry & Associates, Inc.	239	26,321
JM Smucker Co. (The)	388	41,147
Johnson & Johnson	244	34,016
KeyCorp	1,895	34,584
Kroger Co. (The)	1,087	22,501
L3 Technologies, Inc.	253	47,357
Lam Research Corp.	227	47,345
Lowe's Cos., Inc.	691	55,245
ManpowerGroup, Inc.	424	52,271
Marathon Petroleum Corp.	1,109	66,252
Marriott International, Inc. Class A	274	32,738
Morgan Stanley	1,246	62,300
Mosaic Co. (The)	1,724	38,514
NextEra Energy, Inc.	183	28,378
Nordstrom, Inc.	1,138	45,122
Northrop Grumman Corp.	90	26,598
Nucor Corp.	716	41,406
Occidental Petroleum Corp.	832	53,722
ONEOK, Inc.	1,142	61,976
Oracle Corp.	537	27,333
Parker-Hannifin Corp.	137	25,018
PepsiCo, Inc.	318	35,053
Phillips 66	690	62,845
PNC Financial Services Group, Inc. (The)	370	50,612
PPG Industries, Inc.	396	46,031
Principal Financial Group, Inc.	700	46,095
Prudential Financial, Inc.	597	65,945

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Public Service Enterprise Group, Inc.	857	42,164
Quest Diagnostics, Inc.	238	22,320
Regions Financial Corp.	3,786	58,607
Robert Half International, Inc.	1,095	56,688
Rockwell Automation, Inc.	179	35,947
SCANA Corp.	899	38,783
Schlumberger Ltd.	710	45,440
Scripps Networks Interactive, Inc. Class A	331	27,566
Seagate Technology PLC	1,383	51,130
Sealed Air Corp.	1,036	45,822
Sempra Energy	346	40,655
Sherwin-Williams Co. (The)	115	45,442
Skyworks Solutions, Inc.	256	29,148
Snap-on, Inc.	280	44,178
State Street Corp.	316	29,072
Target Corp.	1,036	61,165
Texas Instruments, Inc.	397	38,386
Time Warner, Inc.	315	30,961
Travelers Cos., Inc. (The)	450	59,603

Common Stocks (continued)

Issuer	Shares	Value ($)
Valero Energy Corp.	952	75,103
VF Corp.	577	40,188
Wal-Mart Stores, Inc.	619	54,045
Walt Disney Co. (The)	264	25,822
Western Union Co. (The)	3,172	62,996
WestRock Co.	1,149	70,468
Whirlpool Corp.	184	30,163
Total		4,422,368
Total Common Stocks (Cost $6,767,541)		7,566,778

Money Market Funds 0.3%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 0.883%(c)	24,566	24,566
Total Money Market Funds (Cost $24,566)		24,566
Total Investments (Cost $6,792,107)		7,591,344
Other Assets & Liabilities, Net		20,445
Net Assets		7,611,789

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain/ (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividend — affiliated issuers ($)	Value ($)
Ameriprise Financial, Inc.	304	171	(168)	307	2,493	18,782	947	48,058

(c)  The rate shown is the seven-day current annualized yield at October 31, 2017.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2017

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable Global Equity Income ETF

October 31, 2017

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2017:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Valuation Inputs
Common Stocks
Australia	176,189	—	—	176,189
Canada	148,700	—	—	148,700
Denmark	40,101	—	—	40,101
Finland	91,156	—	—	91,156
France	262,746	—	—	262,746
Germany	132,808	—	—	132,808
Hong Kong	127,440	—	—	127,440
Israel	36,880	—	—	36,880
Italy	89,313	—	—	89,313
Japan	1,182,603	—	—	1,182,603
Netherlands	64,462	—	—	64,462
Norway	21,752	—	—	21,752
Portugal	26,206	—	—	26,206
Singapore	73,509	—	—	73,509
Spain	138,980	—	—	138,980
Sweden	65,320	—	—	65,320
Switzerland	23,914	—	—	23,914
United Kingdom	442,331	—	—	442,331
United States	4,422,368	—	—	4,422,368
Total Common Stocks	7,566,778	—	—	7,566,778
Money Market Funds	24,566	—	—	24,566
Total Investments	7,591,344	—	—	7,591,344

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

PORTFOLIO OF INVESTMENTS

Columbia Sustainable International Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
Australia 5.5%
Coca-Cola Amatil Ltd.	19,934	124,568
Harvey Norman Holdings Ltd.	43,505	126,091
LendLease Group	6,865	85,325
SEEK Ltd.	5,339	75,201
Tabcorp Holdings Ltd.	36,646	126,162
Telstra Corp. Ltd.	51,826	140,671
Total		678,018
Canada 4.7%
Atco Ltd. Class I	2,189	79,436
Canadian Imperial Bank of Commerce	1,218	107,297
Finning International, Inc.	4,075	99,449
Magna International, Inc.	2,201	120,166
Metro, Inc.	2,052	64,643
Open Text Corp.	2,897	101,376
Total		572,367
Denmark 1.3%
Novo Nordisk A/S Class B	3,102	154,333
Finland 2.9%
Neste OYJ	2,821	157,185
UPM-Kymmene OYJ	6,443	193,649
Total		350,834
France 8.3%
BNP Paribas SA	1,534	119,803
Capgemini SE	639	77,678
Essilor International SA	743	94,086
Ingenico Group SA	733	71,165
Publicis Groupe SA	1,555	101,371
Safran SA	805	84,804
Schneider Electric SE(a)	1,067	93,785
Societe Generale SA	1,894	105,467
Valeo SA	1,586	107,346
Vinci SA	1,589	155,585
Total		1,011,090

Common Stocks (continued)

Issuer	Shares	Value ($)
Germany 4.2%
Bayer AG	719	93,560
Fraport AG Frankfurt Airport Services Worldwide	621	58,931
Henkel AG & Co. KGaA	511	64,410
HOCHTIEF AG	418	73,773
Merck KGaA	704	75,361
ProSiebenSat.1 Media SE	4,149	144,736
Total		510,771
Hong Kong 4.0%
HKT Trust & HKT Ltd.	118,072	144,226
PCCW Ltd.	299,860	165,269
Sun Hung Kai Properties Ltd.	7,123	116,498
Swire Properties Ltd.	19,070	64,408
Total		490,401
Israel 1.1%
Azrieli Group Ltd.	1,167	65,866
Mizrahi Tefahot Bank Ltd.	4,219	76,135
Total		142,001
Italy 2.8%
Atlantia SpA	5,073	165,474
Enel SpA	13,729	85,166
Snam SpA	18,215	93,069
Total		343,709
Japan 37.4%
Astellas Pharma, Inc.	10,116	134,295
Chiba Bank Ltd. (The)	9,196	69,761
Daicel Corp.	12,847	158,962
Dai-ichi Life Holdings, Inc.	7,364	138,849
Fuji Electric Co. Ltd.	25,889	186,142
FUJIFILM Holdings Corp.	3,814	155,272
ITOCHU Corp.	10,753	187,181
JXTG Holdings, Inc.	31,183	160,045
Kajima Corp.	18,227	188,157
KDDI Corp.	4,971	132,292

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable International Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Miraca Holdings, Inc.	3,431	159,125
Mitsubishi Chemical Holdings Corp.	19,494	202,008
Mitsubishi Corp.	7,321	170,639
Mitsubishi UFJ Lease & Finance Co. Ltd.	23,374	122,187
Mitsui Chemicals, Inc.	5,300	162,316
Mizuho Financial Group, Inc.	76,133	137,285
Nippon Steel & Sumitomo Metal Corp.	5,982	142,193
Nippon Telegraph & Telephone Corp.	2,074	99,894
NTT Data Corp.	5,903	68,417
NTT DOCOMO, Inc.	6,161	148,617
Obayashi Corp.	13,919	181,291
ORIX Corp.	9,589	163,586
Osaka Gas Co. Ltd.	5,681	109,415
Resona Holdings, Inc.	31,850	170,476
Showa Shell Sekiyu KK	11,588	135,838
Sumitomo Chemical Co. Ltd.	21,148	147,774
Taisei Corp.	2,990	164,985
Teijin Ltd.	8,728	183,808
Toppan Printing Co. Ltd.	6,986	70,579
Toyota Tsusho Corp.	4,910	177,163
Yokogawa Electric Corp.	7,746	145,745
Total		4,574,297
Netherlands 2.0%
Koninklijke Ahold Delhaize NV	7,105	133,714
Randstad Holding NV	1,860	114,451
Total		248,165
Norway 0.7%
DNB ASA	4,349	83,718
Portugal 0.8%
Jeronimo Martins SGPS SA	5,550	100,861
Singapore 2.3%
CapitaLand Ltd.	40,225	108,357
Jardine Cycle & Carriage Ltd.	2,878	83,209

Common Stocks (continued)

Issuer	Shares	Value ($)
SATS Ltd.	26,462	91,289
Total		282,855
Spain 4.4%
Abertis Infraestructuras SA	6,909	149,463
Amadeus IT Group SA	1,631	110,677
Enagas SA	5,032	144,968
Endesa SA	5,659	129,542
Total		534,650
Sweden 2.0%
Electrolux AB Series B	2,982	105,434
Hexagon AB Class B	1,232	63,176
Investor AB Class B	1,672	82,863
Total		251,473
Switzerland 0.7%
Swiss Re AG	978	92,080
United Kingdom 13.9%
3i Group PLC	7,939	101,314
Barratt Developments PLC	16,525	143,626
Capita PLC	14,473	100,710
Coca-Cola European Partners PLC	2,219	91,032
Imperial Brands PLC	3,410	139,042
Intertek Group PLC	1,001	72,113
Marks & Spencer Group PLC	30,677	140,178
Meggitt PLC	14,843	102,200
Next PLC	2,812	183,760
RELX PLC	4,572	105,217
Taylor Wimpey PLC	65,137	172,565
Vodafone Group PLC	40,596	116,229
Wm Morrison Supermarkets PLC	41,932	124,843
WPP PLC	6,168	109,265
Total		1,702,094
Total Common Stocks (Cost $11,253,131)		12,123,717

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable International Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Money Market Funds 0.4%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 0.883%(b)	44,807	44,807
Total Money Market Funds (Cost $44,807)		44,807
Total Investments (Cost $11,297,938)		12,168,524
Other Assets & Liabilities, Net		70,093
Net Assets		12,238,617

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at October 31, 2017.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable International Equity Income ETF

October 31, 2017

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2017:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Valuation Inputs
Common Stocks
Australia	678,018	—	—	678,018
Canada	572,367	—	—	572,367
Denmark	154,333	—	—	154,333
Finland	350,834	—	—	350,834
France	1,011,090	—	—	1,011,090
Germany	510,771	—	—	510,771
Hong Kong	490,401	—	—	490,401
Israel	142,001	—	—	142,001
Italy	343,709	—	—	343,709
Japan	4,574,297	—	—	4,574,297
Netherlands	248,165	—	—	248,165
Norway	83,718	—	—	83,718
Portugal	100,861	—	—	100,861
Singapore	282,855	—	—	282,855
Spain	534,650	—	—	534,650
Sweden	251,473	—	—	251,473
Switzerland	92,080	—	—	92,080
United Kingdom	1,702,094	—	—	1,702,094
Total Common Stocks	12,123,717	—	—	12,123,717
Money Market Funds	44,807	—	—	44,807
Total Investments	12,168,524	—	—	12,168,524

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS

Columbia Sustainable U.S. Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
Consumer Discretionary 12.6%
Hotels, Restaurants & Leisure 0.7%
Marriott International, Inc. Class A	187	22,343
Household Durables 0.7%
Whirlpool Corp.	126	20,655
Media 1.9%
Scripps Networks Interactive, Inc. Class A	226	18,821
Time Warner, Inc.	215	21,133
Walt Disney Co. (The)	180	17,606
Total		57,560
Multiline Retail 2.4%
Nordstrom, Inc.	777	30,808
Target Corp.	708	41,800
Total		72,608
Specialty Retail 5.2%
Best Buy Co., Inc.	634	35,491
Foot Locker, Inc.	1,276	38,382
Gap, Inc. (The)	1,786	46,418
Lowe's Cos., Inc.	472	37,737
Total		158,028
Textiles, Apparel & Luxury Goods 1.7%
Hanesbrands, Inc.	1,028	23,130
VF Corp.	394	27,442
Total		50,572
Total Consumer Discretionary		381,766
Consumer Staples 11.4%
Beverages 1.7%
Dr Pepper Snapple Group, Inc.	318	27,240
PepsiCo, Inc.	217	23,920
Total		51,160
Food & Staples Retailing 1.7%
Kroger Co. (The)	742	15,360
Wal-Mart Stores, Inc.	423	36,932
Total		52,292

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 7.3%
Archer-Daniels-Midland Co.	728	29,753
Bunge Ltd.	441	30,332
Campbell Soup Co.	733	34,722
Conagra Brands, Inc.	661	22,580
General Mills, Inc.	604	31,360
Hormel Foods Corp.	698	21,750
Ingredion, Inc.	170	21,309
JM Smucker Co. (The)	264	27,997
Total		219,803
Personal Products 0.7%
Estee Lauder Cos., Inc. (The) Class A	193	21,579
Total Consumer Staples		344,834
Energy 10.9%
Energy Equipment & Services 2.4%
Baker Hughes a GE Co.	772	24,264
Core Laboratories N.V.	195	19,480
Schlumberger Ltd.	485	31,040
Total		74,784
Oil, Gas & Consumable Fuels 8.5%
Exxon Mobil Corp.	464	38,674
Marathon Petroleum Corp.	758	45,283
Occidental Petroleum Corp.	568	36,676
ONEOK, Inc.	780	42,331
Phillips 66	471	42,899
Valero Energy Corp.	650	51,278
Total		257,141
Total Energy		331,925
Financials 17.0%
Banks 4.7%
Citizens Financial Group, Inc.	1,127	42,837
KeyCorp	1,293	23,597
PNC Financial Services Group, Inc. (The)	252	34,471
Regions Financial Corp.	2,585	40,016
Total		140,921

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 5.8%
Ameriprise Financial, Inc.(a)	210	32,874
Bank of New York Mellon Corp. (The)	514	26,445
Franklin Resources, Inc.	876	36,906
Goldman Sachs Group, Inc. (The)	69	16,731
Morgan Stanley	851	42,550
State Street Corp.	216	19,872
Total		175,378
Consumer Finance 0.9%
American Express Co.	298	28,465
Insurance 5.6%
Allstate Corp. (The)	338	31,725
Hartford Financial Services Group, Inc. (The)	386	21,250
Principal Financial Group, Inc.	478	31,476
Prudential Financial, Inc.	407	44,957
Travelers Cos., Inc. (The)	307	40,662
Total		170,070
Total Financials		514,834
Health Care 4.8%
Biotechnology 1.4%
Amgen, Inc.	248	43,455
Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	376	28,933
Cardinal Health, Inc.	560	34,664
Quest Diagnostics, Inc.	163	15,286
Total		78,883
Pharmaceuticals 0.8%
Johnson & Johnson	167	23,281
Total Health Care		145,619
Industrials 14.6%
Aerospace & Defense 3.9%
Boeing Co. (The)	145	37,407
Huntington Ingalls Industries, Inc.	131	30,501
L3 Technologies, Inc.	173	32,382

Common Stocks (continued)

Issuer	Shares	Value ($)
Northrop Grumman Corp.	61	18,027
Total		118,317
Air Freight & Logistics 0.7%
Expeditors International of Washington, Inc.	347	20,258
Airlines 1.2%
Delta Air Lines, Inc.	735	36,772
Building Products 1.1%
AO Smith Corp.	296	17,523
Fortune Brands Home & Security, Inc.	240	15,855
Total		33,378
Electrical Equipment 0.8%
Rockwell Automation, Inc.	123	24,701
Industrial Conglomerates 0.8%
Honeywell International, Inc.	171	24,651
Machinery 3.6%
Cummins, Inc.	216	38,206
Ingersoll-Rand PLC	284	25,162
Parker-Hannifin Corp.	93	16,983
Snap-on, Inc.	191	30,136
Total		110,487
Professional Services 2.5%
ManpowerGroup, Inc.	289	35,628
Robert Half International, Inc.	748	38,724
Total		74,352
Total Industrials		442,916
Information Technology 11.7%
Communications Equipment 1.4%
Cisco Systems, Inc.	1,267	43,268
IT Services 3.4%
International Business Machines Corp.	268	41,288
Jack Henry & Associates, Inc.	163	17,951
Western Union Co. (The)	2,166	43,017
Total		102,256

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2017

(Percentages represent value of investments compared to net assets)

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.6%
Lam Research Corp.	155	32,328
Skyworks Solutions, Inc.	175	19,926
Texas Instruments, Inc.	271	26,203
Total		78,457
Software 0.6%
Oracle Corp.	366	18,629
Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	180	30,427
HP, Inc.	2,233	48,121
Seagate Technology PLC	944	34,900
Total		113,448
Total Information Technology		356,058
Materials 7.8%
Chemicals 3.5%
Ecolab, Inc.	120	15,679
Mosaic Co. (The)	1,177	26,294
PPG Industries, Inc.	270	31,385
Sherwin-Williams Co. (The)	79	31,217
Total		104,575
Containers & Packaging 3.4%
Avery Dennison Corp.	218	23,145
Sealed Air Corp.	707	31,270
WestRock Co.	784	48,083
Total		102,498
Metals & Mining 0.9%
Nucor Corp.	488	28,221
Total Materials		235,294
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.4%
CenturyLink, Inc.	2,235	42,443
Total Telecommunication Services		42,443

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 7.4%
Electric Utilities 2.8%
American Electric Power Co., Inc.	492	36,610
Edison International	358	28,622
NextEra Energy, Inc.	125	19,384
Total		84,616
Independent Power and Renewable Electricity Producers 1.3%
AES Corp. (The)	3,768	40,054
Multi-Utilities 2.8%
Public Service Enterprise Group, Inc.	585	28,782
SCANA Corp.	614	26,488
Sempra Energy	237	27,847
Total		83,117
Water Utilities 0.5%
American Water Works Co., Inc.	180	15,797
Total Utilities		223,584
Total Common Stocks (Cost $2,936,601)		3,019,273

Money Market Funds 0.3%

	Shares	Value ($)
Goldman Sachs Financial Square Funds — Treasury Instruments Fund, Institutional Shares, 0.883%(b)	10,028	10,028
Total Money Market Funds (Cost $10,028)		10,028
Total Investments (Cost $2,946,629)		3,029,301
Other Assets & Liabilities, Net		2,154
Net Assets		3,031,455

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2017

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain/ (loss) ($)	Net change in unrealized appreciation (depreciation) ($)	Dividend — affiliated issuers ($)	Value ($)
Ameriprise Financial, Inc.	517	264	(571)	210	6,425	12,729	1,515	32,874

(b)  The rate shown is the seven-day current annualized yield at October 31, 2017.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

PORTFOLIO OF INVESTMENTS (continued)

Columbia Sustainable U.S. Equity Income ETF

October 31, 2017

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2017:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Valuation Inputs
Common Stocks
Consumer Discretionary	381,766	—	—	381,766
Consumer Staples	344,834	—	—	344,834
Energy	331,925	—	—	331,925
Financials	514,834	—	—	514,834
Health Care	145,619	—	—	145,619
Industrials	442,916	—	—	442,916
Information Technology	356,058	—	—	356,058
Materials	235,294	—	—	235,294
Telecommunication Services	42,443	—	—	42,443
Utilities	223,584	—	—	223,584
Total Common Stocks	3,019,273	—	—	3,019,273
Money Market Funds	10,028	—	—	10,028
Total Investments	3,029,301	—	—	3,029,301

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust l | Annual Report 2017

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Columbia Sustainable Global Equity Income ETF	Columbia Sustainable International Equity Income ETF	Columbia Sustainable U.S. Equity Income ETF
Assets
Investments, at cost:
Unaffiliated issuers	$6,759,408	$11,297,938	$2,920,659
Affiliated issuers	32,699	—	25,970
Investments, at fair value
Unaffiliated issuers	7,543,286	12,168,524	2,996,427
Affiliated issuers	48,058	—	32,874
Receivable for:
Dividends	21,764	69,431	3,807
Reclaims receivable	1,253	5,280	16
Investment securities sold	435	1,674	—
Total assets	7,614,796	12,244,909	3,033,124
Liabilities
Payable for:
Investment management fees	2,571	4,612	1,669
Investments purchased	436	1,680	—
Total liabilities	3,007	6,292	1,669
Net assets applicable to outstanding capital stock	$7,611,789	$12,238,617	$3,031,455
Represented by:
Paid-in capital	$6,402,221	$11,039,926	$2,537,457
Undistributed net investment income	20,693	64,160	6,197
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	389,671	264,104	405,129
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	783,878	870,586	75,768
Investments — affiliated issuers	15,359	—	6,904
Foreign currency translations	(33)	(159)	—
Total — representing net assets applicable to outstanding capital stock	$7,611,789	$12,238,617	$3,031,455
Shares outstanding	250,040	400,040	100,045
Net asset value per share	$30.44	$30.59	$30.30

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2017

	Columbia Sustainable Global Equity Income ETF	Columbia Sustainable International Equity Income ETF	Columbia Sustainable U.S. Equity Income ETF
Investment Income:
Dividends — unaffiliated issuers	$188,049	$259,811	$165,437
Dividends — affiliated issuers	947	—	1,515
Foreign taxes withheld	(9,888)	(25,266)	(97)
Total income	179,108	234,545	166,855
Expenses:
Investment management fees	24,254	33,412	20,263
Net investment income	154,854	201,133	146,592
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	390,665	264,929	387,662
Investments — affiliated issuers	2,493	—	6,425
In-kind transactions	—	295,910	671,930
Foreign currency transactions	(1,501)	(2,615)	—
Total realized gain	391,657	558,224	1,066,017
Change in net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	644,669	773,311	(90,924)
Investments — affiliated issuers	18,782	—	12,729
Foreign currency transactions	322	708	—
Net change unrealized gain (loss) on investments and foreign currency transactions	663,773	774,019	(78,195)
Net realized and unrealized gain on investments and foreign currency transactions	1,055,430	1,332,243	987,822
Net increase in net assets resulting from operations	$1,210,284	$1,533,376	$1,134,414

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

STATEMENT OF CHANGES IN NET ASSETS

	Columbia Sustainable Global Equity Income ETF		Columbia Sustainable International Equity Income ETF
	For the Year Ended October 31, 2017	For the Period June 13, 2016(a) Through October 31, 2016	For the Year Ended October 31, 2017	For the Period June 13, 2016(a) Through October 31, 2016
Operations
Net investment income	$154,854	$42,316	$201,133	$47,895
Net realized gain	391,657	66,906	558,224	65,480
Net change in unrealized appreciation (depreciation)	663,773	135,431	774,019	96,408
Net increase in net assets resulting from operations	1,210,284	244,653	1,533,376	209,783
Distributions to shareholders
Net investment income	(140,446)	(37,900)	(149,902)	(43,597)
Net realized gain	(67,023)	—	(65,805)	—
Total distributions to shareholders	(207,469)	(37,900)	(215,707)	(43,597)
Shareholder transactions
Proceeds from shares sold	1,479,746	—	8,601,805	—
Cost of shares redeemed	—	—	(2,750,865)	—
Net increase (decrease) in net assets resulting from shareholder transactions	1,479,746	—	5,850,940	—
Increase (decrease) in net assets	2,482,561	206,753	7,168,609	166,186
Net Assets:
Net assets beginning of year	5,129,228	4,922,475 (b)	5,070,008	4,903,822 (c)
Net assets at end of year	$7,611,789	$5,129,228	$12,238,617	$5,070,008
Undistributed net investment income	$20,693	$4,300	$64,160	$3,974
Capital stock activity
Shares outstanding, beginning of year	200,040	200,040	200,040	200,040
Subscriptions	50,000	—	300,000	—
Redemptions	—	—	(100,000)	—
Shares outstanding, end of year	250,040	200,040	400,040	200,040

(a)  Commencement of operations.

(b)  Initial cash of $1,000 and securities of $5,000,000 were contributed on June 10, 2016. Prior to June 13, 2016 (commencement of operations), the Fund had a decrease in net assets of $78,525 resulting from change in unrealized depreciation due to market fluctuation of the initial securities contributed.

(c)  Initial cash of $1,000 and securities of $5,000,000 were contributed on June 10, 2016. Prior to June 13, 2016 (commencement of operations), the Fund had a decrease in net assets of $97,178 resulting from change in unrealized depreciation due to market fluctuation of the initial securities contributed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Columbia Sustainable U.S. Equity Income ETF
	For the Year Ended October 31, 2017	For the Period June 13, 2016(a) Through October 31, 2016
Operations
Net investment income	$146,592	$38,755
Net realized gain	1,066,017	67,502
Net change in unrealized appreciation (depreciation)	(78,195)	160,867
Net increase in net assets resulting from operations	1,134,414	267,124
Distributions to shareholders
Net investment income	(143,320)	(34,182)
Net realized gain	(67,985)	—
Total distributions to shareholders	(211,305)	(34,182)
Shareholder transactions
Proceeds from shares sold	1,487,180	—
Cost of shares redeemed	(4,551,096)	(96,082)
Net increase (decrease) in net assets resulting from shareholder transactions	(3,063,916)	(96,082)
Increase (decrease) in net assets	(2,140,807)	136,860
Net Assets:
Net assets beginning of year	5,172,262	5,035,402 (b)
Net assets at end of year	$3,031,455	$5,172,262
Undistributed net investment income	$6,197	$4,573
Capital stock activity
Shares outstanding, beginning of year	200,045	204,000
Subscriptions	50,000	—
Redemptions	(150,000)	(3,955)
Shares outstanding, end of year	100,045	200,045

(a)  Commencement of operations.

(b)  Initial cash of $100,000 and securities of $5,000,000 were contributed on June 10, 2016. Prior to June 13, 2016 (commencement of operations), the Fund had a decrease in net assets of $64,598 resulting from change in unrealized depreciation due to market fluctuation of the initial securities contributed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total Return at Net Asset Value (NAV) is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Columbia Sustainable Global Equity Income ETF

	Year Ended October 31, 2017	Year Ended October 31, 2016(a)
Per share data
Net asset value, beginning of year	$25.64	$24.61
Net investment income	0.73	0.21
Net realized and unrealized gain	5.07	1.01
Total from investment operations	5.80	1.22
Less distributions to shareholders:
Net investment income	(0.66)	(0.19)
Net realized gain	(0.34)	—
Total distribution to shareholders	(1.00)	(0.19)
Net asset value, end of year	$30.44	$25.64
Total Return at NAV	23.00%	4.95%
Total Return at Market	22.93%	6.23%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.40%	0.40	%(c)
Expenses, net of expense reimbursements/waivers(b)	0.40%	0.40	%(c)
Net investment income gain, net of reimbursements/waivers	2.55%	2.17	%(c)
Supplemental data
Net assets, end of year (in thousands)	$7,612	$5,129
Portfolio turnover rate	66%	18%

(a)  Based on operations from June 13, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

FINANCIAL HIGHLIGHTS

Columbia Sustainable International Equity Income ETF

	Year Ended October 31, 2017	Year Ended October 31, 2016(a)
Per share data
Net asset value, beginning of year	$25.34	$24.51
Net investment income	0.76	0.24
Net realized and unrealized gain	5.47	0.81
Total from investment operations	6.23	1.05
Less distributions to shareholders:
Net investment income	(0.65)	(0.22)
Net realized gain	(0.33)	—
Total distribution to shareholders	(0.98)	(0.22)
Net asset value, end of year	$30.59	$25.34
Total Return at NAV	25.13%	4.27%
Total Return at Market	25.58%	7.13%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.45%	0.45	%(c)
Expenses, net of expense reimbursements/waivers(b)	0.45%	0.45	%(c)
Net investment income gain, net of reimbursements/waivers	2.71%	2.50	%(c)
Supplemental data
Net assets, end of year (in thousands)	$12,239	$5,070
Portfolio turnover rate	87%	22%

(a)  Based on operations from June 13, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

FINANCIAL HIGHLIGHTS

Columbia Sustainable U.S. Equity Income ETF

	Year Ended October 31, 2017	Year Ended October 31, 2016(a)
Per share data
Net asset value, beginning of year	$25.86	$24.68
Net investment income	0.73	0.19
Net realized and unrealized gain	4.72	1.16
Total from investment operations	5.45	1.35
Less distributions to shareholders:
Net investment income	(0.67)	(0.17)
Net realized gain	(0.34)	—
Total distribution to shareholders	(1.01)	(0.17)
Net asset value, end of year	$30.30	$25.86
Total Return at NAV	21.36%	5.47%
Total Return at Market	21.40%	5.69%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.35%	0.35	%(c)
Expenses, net of expense reimbursements/waivers(b)	0.35%	0.35	%(c)
Net investment income gain, net of reimbursements/waivers	2.53%	1.96	%(c)
Supplemental data
Net assets, end of year (in thousands)	$3,031	$5,172
Portfolio turnover rate	55%	15%

(a)  Based on operations from June 13, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Note 1. Organization

Columbia ETF Trust I (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts statutory trust. The Trust may issue an unlimited number of shares (without par value).

Information presented in these financial statements pertains to the following series of the Trust (each, a Fund and collectively, the Funds): Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF. Each fund currently operates as a diversified fund.

Fund shares

The market prices of each Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the Funds' principal underwriter and the transfer agent, or purchase through a broker that has entered into such an agreement. Authorized Participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Funds' shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of significant accounting policies

Basis of preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security valuation

Equity securities (including common stocks, preferred stocks, convertible securities and exchange traded funds) listed on an exchange are valued at the last closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ official close price. Equity securities and exchange traded funds that are not listed on a national exchange and are not included in the NASDAQ National Market System are valued at the mean between the closing bid and asked prices.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at the close of London's exchange of 11:00 a.m. Eastern (U.S.) time.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign currency transactions and translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the London Stock Exchange on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Expenses

General expenses of the Trust are allocated to the Funds based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Determination of net asset value

The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal income tax status

For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncement

Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Note 3. Fees and other transactions with affiliates

Investment management fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is a unitary fee paid monthly to the Investment Manager at an annual rate based on each Fund's average daily net assets. In return for this fee, the Investment Manager pays the operating costs and expenses of each Fund other than the following expenses (which will be paid by the Fund): taxes; interest incurred on borrowing by the Fund, if any; brokerage fees and commissions, interest and fee expense related to the Fund's participation in inverse floater structures and any other portfolio transaction expenses; infrequent and/or unusual expenses, including without limitation litigation expenses; distribution and/or service fees; expenses incurred in connection with lending securities; and any other expenses approved by the Board of Trustees. The investment management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets as follows:

Fee (%)
Columbia Sustainable Global Equity Income ETF	0.40
Columbia Sustainable International Equity Income ETF	0.45
Columbia Sustainable U.S. Equity Income ETF	0.35

Other expenses

Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company that dissolved on August 25, 2017, which had provided limited administrative services to the Funds and the Board of Trustees. That company's expenses included boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2017, there were no expenses incurred for these particular items.

Compensation of board members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statements of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Funds, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds. The expenses of the Compensation of Board Members allocated to the Fund are payable by the Investment Manager.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer's total compensation is allocated to the Funds, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated by the Funds are payable by the Investment Manager. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.

Distribution and service fees

ALPS Distributors, Inc. (the Distributor) serves as the distributor for the Funds. The Funds have adopted a distribution and service plan (the Plan). Under the Plan, the Funds are authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of each Fund. However, no distribution or service fees are currently paid by the Funds. Additionally, no fees have been approved for payment by the Board of Trustees and there are no current plans to impose these fees.

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Expenses waived/reimbursed by the investment manager

The Investment Manager has contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed, do not exceed the following annual rates as a percentage of the respective Fund's average daily net assets:

Fee Rates Contractual Through February 28, 2018
Columbia Sustainable Global Equity Income ETF	0.40%
Columbia Sustainable International Equity Income ETF	0.45
Columbia Sustainable U.S. Equity Income ETF	0.35

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes, expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and other exchange-traded funds), brokerage commissions, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager in future periods. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2017, these differences are primarily due to differing treatments for deferral/reversal of wash sale losses, foreign currency transactions, re-characterization of distributions for investments, distribution reclassifications, disallowed capital gains (losses) on a redemption-in-kind and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Undistributed (excess of distributions over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Columbia Sustainable Global Equity Income ETF	1,985	(1,985)	—
Columbia Sustainable International Equity Income ETF	8,955	(294,119)	285,164
Columbia Sustainable U.S. Equity Income ETF	(1,648)	(660,405)	662,053

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2017				Year Ended October 31, 2016
	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax Return of Capital ($)	Total ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax Return of Capital ($)	Total ($)
Columbia Sustainable Global Equity Income ETF	207,469	—	—	207,469	37,900	—	—	37,900
Columbia Sustainable International Equity Income ETF	215,707	—	—	215,707	43,597	—	—	43,597
Columbia Sustainable U.S. Equity Income ETF	211,305	—	—	211,305	34,182	—	—	34,182

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income ($)	Undistributed Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Sustainable Global Equity Income ETF	395,475	39,506	—	774,587
Columbia Sustainable International Equity Income ETF	370,879	32,955	—	794,857
Columbia Sustainable U.S. Equity Income ETF	327,269	84,734	—	81,995

At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Federal Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Sustainable Global Equity Income ETF	6,816,724	986,114	(211,494)	774,620
Columbia Sustainable International Equity Income ETF	11,373,508	1,031,045	(236,029)	795,016
Columbia Sustainable U.S. Equity Income ETF	2,947,306	239,692	(157,697)	81,995

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended October 31, 2017, were as follows:

	Purchases ($)	Sales ($)
Columbia Sustainable Global Equity Income ETF	4,006,139	4,078,861
Columbia Sustainable International Equity Income ETF	6,344,619	6,405,050
Columbia Sustainable U.S. Equity Income ETF	3,062,751	3,117,902

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Note 6. In-kind transactions

The Funds may accept in-kind contributions and redemptions. In-kind contributions are accounted for at the fair market value of the in-kind securities contributed on the date of contribution. For the year ended October 31, 2017, the cost basis in securities contributed was as follows:

Cost ($)
Columbia Sustainable Global Equity Income ETF	1,474,091
Columbia Sustainable International Equity Income ETF	8,566,732
Columbia Sustainable U.S. Equity Income ETF	1,478,831

Proceeds from the sales of securities include the value of securities delivered through an in-kind redemption of certain fund shares. Net realized gains on these securities are not taxable to remaining shareholders in the Fund. For the year ended October 31, 2017, the in-kind transactions were as follows:

	Cost Basis ($)	Proceeds From Sales ($)	Net Realized Gain (Loss) ($)
Columbia Sustainable Global Equity Income ETF	—	—	—
Columbia Sustainable International Equity Income ETF	2,443,219	2,739,129	295,910
Columbia Sustainable U.S. Equity Income ETF	3,874,374	4,546,304	671,930

Note 7. Line of credit

Effective December 5, 2017, each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund will pay a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum.

No Funds had borrowings during the year ended October 31, 2017.

Note 8. Significant risks

Foreign securities risk

Columbia Sustainable Global Equity Income ETF and Columbia Sustainable International Equity Income ETF investments in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that Columbia Sustainable Global Equity Income ETF and Columbia Sustainable International Equity Income ETF concentrate its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Geographic concentration risk

Columbia Sustainable Global Equity Income ETF and Columbia Sustainable International Equity Income ETF may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have

Columbia ETF Trust I | Annual Report 2017

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund's NAV may be more volatile than the NAV of a more geographically diversified fund.

Industrial sector risk

Columbia Sustainable International Equity Income ETF may be more susceptible to the particular risks that may affect companies in the industrials sector than if the Fund was invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Note 9. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Columbia ETF Trust I | Annual Report 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia ETF Trust I and the Shareholders of Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF (the "Funds", each a series of Columbia ETF Trust I) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017

Columbia ETF Trust I | Annual Report 2017

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentages of ordinary income distributions qualifying for the corporate dividends received deduction (DRD), and the individual qualified dividend income rate (QDI) are presented below.

Fund	DRD	QDI
Columbia Sustainable Global Equity Income ETF	20.07%	34.58%
Columbia Sustainable International Equity Income ETF	0.00%	35.65%
Columbia Sustainable U.S. Equity Income ETF	38.00%	37.52%

The Funds report the following for ordinary income distributions:

Fund
Columbia Sustainable Global Equity Income ETF	$207,469
Columbia Sustainable International Equity Income ETF	215,707
Columbia Sustainable U.S. Equity Income ETF	211,305

Foreign Tax Credit

The following Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Columbia Sustainable International Equity Income ETF
Foreign Taxes Paid	$25,266
Foreign Taxes Paid Per Share	0.06
Foreign Source Income	259,609
Foreign Source Income Per Share	0.65

The Fund designates as a capital gain dividend the amount reflected below, or if subsequently determined to be different, the net capital gain of such fiscal period.

Fund
Columbia Sustainable Global Equity Income ETF	$41,481
Columbia Sustainable International Equity Income ETF	34,603
Columbia Sustainable U.S. Equity Income ETF	88,971

Columbia ETF Trust I | Annual Report 2017

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Trustees may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Trusts and Length of Service column. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.

Trustees

Independent trustees

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee since January 2017 for each Trust	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce,
				2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Columbia ETF Trust I | Annual Report 2017

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee since April 2016 for CET I and September 2016 for CET II	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee since April 2016 for CET I and September 2016 for CET II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1942	Chair of the Board since November 2015; Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds) 2005-2015

Columbia ETF Trust I | Annual Report 2017

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee since April 2016 for CET I and September 2016 for CET II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee since April 2016 for CET I and September 2016 for CET II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123

Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee since January 2017 for each Trust	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee since April 2016 for CET I and September 2016 for CET II	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1997-2000; President and CEO, Cambridge Biotechnology Corporation, 1995-1997; President and CEO, Mitotix Inc., 1993-1994	123

Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Columbia ETF Trust I | Annual Report 2017

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee since April 2016 for CET I and September 2016 for CET II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested trustee affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee and Senior Vice President since April 2016 for CET I and September 2016 for CET II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

189

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleetf.com.

Columbia ETF Trust I | Annual Report 2017

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the date of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund officers

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008–January 2017 and January 2013-January 2017, respectively; and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

Columbia ETF Trust I | Annual Report 2017

ADDITIONAL INFORMATION

Proxy voting policies and procedures

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Quarterly schedule of investments

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Additional Fund information

For more information about the Funds, please visit columbiathreadneedleetf.com or call 888.800.4347.

Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund administrator, custodian & transfer agent
The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 102869

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

Columbia ETF Trust I | Annual Report 2017

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Columbia ETF Trust I | Annual Report 2017

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Columbia ETF Trust I | Annual Report 2017

Columbia ETF Trust I

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus and summary prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.
© 2017 Columbia Management Investment Advisers, LLC.

columbiathreadneedleetf.com

ANN_270_10_G01_(12/17)

ANNUAL REPORT

October 31, 2017

COLUMBIA ETF TRUST I

Columbia Diversified Fixed Income Allocation ETF

PRESIDENT'S MESSAGE

Dear Shareholders,

The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration's policies would stimulate growth quickly. Unfortunately it's unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won't rise as rapidly as expected if the administration's proposed growth policies are not implemented.

Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?

Better insights

Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.

Better decisions

Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.

Better outcomes

We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.

Whether you're trying to save money to help your children go to college or for your own retirement, it's the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return.

Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It's why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.

Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.

Sincerely,

Christopher O. Petersen

President, Columbia ETF Trust I

There is no guarantee that investment objectives will be achieved or that any particular investment will be profitable.

Columbia ETF Trust I is managed by Columbia Management Investment Advisers, LLC and is distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC or its parent company, Ameriprise Financial, Inc.

© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.

Columbia ETF Trust I | Annual Report 2017

TABLE OF CONTENTS

Fund at a Glance	2
Understanding Your Fund's Expenses	3
Frequency Distribution of Premiums and Discounts	4
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers	22
Approval of Investment Management Services Agreement	27
Additional Information	29

Columbia ETF Trust I | Annual Report 2017

FUND AT A GLANCE

Investment objective

Columbia Diversified Fixed Income Allocation ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta AdvantageSM Multi-Sector Bond Index.

Portfolio management

Gene Tannuzzo, CFA

Lead portfolio manager
Managed Fund since inception in October 2017

David Janssen, CFA

Portfolio manager
Managed Fund since inception in October 2017

Quality breakdown (%) (at October 31, 2017)

AAA rating	26.2
BBB rating	25.6
BB rating	27.6
B rating	9.2
Not rated	11.4
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. For information on the rating methodology of each agency, please go to www.moodys.com, www.fitchratings.com or www.standardandpoors.com/home/en/us.

Portfolio breakdown (%) (at October 31, 2017)

Corporate Bonds & Notes	51.9
Foreign Government Obligations	18.3
U.S. Government & Agency Obligations	14.2
U.S. Treasury Obligations	9.6
Money Market Fund	6.0
Total Investments	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Columbia ETF Trust I | Annual Report 2017
2

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended October 31, 2017.

Actual expenses

The information under each column in the table below entitled "Actual" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled "Expenses paid for the period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The information under each column in the table entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

May 1, 2017 — October 31, 2017

	Beginning account value ($)		Ending account value ($)			Expenses paid for the period ($)			Annualized expense ratios for the period (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Columbia Diversified Fixed Income Allocation ETF	1,000.00	1,000.00	997.00	(a)	1,025.21	—	(a)	—	— (a)

(a) Based on operations from October 12, 2017 (commencement of operations) through the stated period end.

Expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the Investment Mananger not waived fees or reimbursed a portion of the expenses, account values at the end of the period would have been reduced.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia ETF Trust I | Annual Report 2017
3

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(Unaudited)

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for the Fund.

The information shown for the Fund is for the period from inception date of such Fund through October 31, 2017.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. All data presented here represents past performance, which cannot be used to predict future results.

	Market Price Above or Equal to NAV	Market Price Below NAV
Basis Point Differential	Number of Days	Number of Days
Columbia Diversified Fixed Income Allocation ETF October 12, 2017 – October 31, 2017
0 - 49.9	14	0
50 - 99.9	0	0
100 - 199.9	0	0
> 200	0	0
Total	14	0

Columbia ETF Trust I | Annual Report 2017
4

PORTFOLIO OF INVESTMENTS

October 31, 2017

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(b) 53.4%

Issue Description	Principal Amount ($)	Value ($)
Aerospace & Defense 1.7%
KLX, Inc. 5.875%, 12/01/22(a)	280,000	292,892
Lockheed Martin Corp. 3.550%, 01/15/26	220,000	228,689
Total		521,581
Automotive 2.7%
Fiat Chrysler Automobiles NV 5.250%, 04/15/23	280,000	297,465
Ford Motor Co. 4.346%, 12/08/26	210,000	218,702
ZF North America Capital, Inc. 4.750%, 04/29/25(a)	280,000	293,981
Total		810,148
Banking 2.5%
Bank of America Corp. Series MTN, 3.875%, 08/01/25	210,000	220,392
Citigroup, Inc. 3.200%, 10/21/26	230,000	227,331
Royal Bank of Scotland Group PLC 6.125%, 12/15/22	270,000	300,154
Total		747,877
Cable and Satellite 3.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 05/01/27(a)	290,000	292,858
Charter Communications Operating LLC / Charter Communications Operating Capital 4.200%, 03/15/28(a)	220,000	217,383
DISH DBS Corp. 7.750%, 07/01/26	260,000	284,654
Quebecor Media, Inc. 5.750%, 01/15/23	270,000	292,980
Total		1,087,875
Construction Machinery 1.0%
United Rentals North America, Inc. 5.875%, 09/15/26	270,000	294,241
Electric 1.7%
Calpine Corp. 5.750%, 01/15/25	310,000	294,089

Corporate Bonds & Notes(b) (continued)

Issue Description	Principal Amount ($)	Value ($)
Southern Co. (The) 3.250%, 07/01/26	220,000	219,029
Total		513,118
Finance Companies 3.0%
CIT Group, Inc. 3.875%, 02/19/19	290,000	294,578
Navient Corp. Series MTN, 5.500%, 01/15/19	290,000	298,984
Park Aerospace Holdings Ltd. 5.250%, 08/15/22(a)	290,000	302,045
Total		895,607
Food and Beverage 0.8%
Kraft Heinz Foods Co. 3.950%, 07/15/25	220,000	228,311
Foreign Agencies 7.9%
Bank of China Ltd. Series REGS, 5.000%, 11/13/24	550,000	593,799
Ecopetrol SA 5.875%, 09/18/23	540,000	603,970
Petrobras Global Finance BV 7.375%, 01/17/27	530,000	589,759
Petroleos Mexicanos 6.875%, 08/04/26	520,000	584,804
Total		2,372,332
Gaming 2.0%
International Game Technology PLC 6.250%, 02/15/22(a)	270,000	296,821
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.500%, 03/01/25(a)	290,000	303,609
Total		600,430
Health Care 2.7%
Becton Dickinson and Co. 3.700%, 06/06/27	220,000	222,004
CHS/Community Health Systems, Inc. 6.250%, 03/31/23	310,000	298,194
HCA, Inc. 5.375%, 02/01/25	280,000	288,595
Total		808,793

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
5

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2017

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(b) (continued)

Issue Description	Principal Amount ($)	Value ($)
Healthcare Insurance 2.0%
Centene Corp. 5.625%, 02/15/21	290,000	300,571
WellCare Health Plans, Inc. 5.250%, 04/01/25	280,000	295,514
Total		596,085
Healthcare REIT 0.7%
Welltower, Inc. 4.000%, 06/01/25	210,000	218,266
Independent Energy 2.7%
Antero Resources Corp. 5.375%, 11/01/21	290,000	297,738
Canadian Natural Resources Ltd. 3.850%, 06/01/27	220,000	224,829
Continental Resources, Inc. 4.500%, 04/15/23	290,000	293,912
Total		816,479
Life Insurance 0.8%
American International Group, Inc. 3.900%, 04/01/26	220,000	227,440
Media and Entertainment 1.0%
Clear Channel Worldwide Holdings, Inc. Series B, 6.500%, 11/15/22	280,000	289,759
Midstream 0.7%
Sabine Pass Liquefaction LLC 5.625%, 03/01/25	200,000	222,082
Packaging 1.0%
Ball Corp. 5.250%, 07/01/25	270,000	296,570
Pharmaceuticals 1.5%
Allergan Funding SCS 3.800%, 03/15/25	220,000	225,525
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/01/26	240,000	212,288
Total		437,813
Restaurants 1.0%
1011778 BC ULC / New Red Finance, Inc. 4.250%, 05/15/24(a)	300,000	302,887

Corporate Bonds & Notes(b) (continued)

Issue Description	Principal Amount ($)		Value ($)
Retailers 0.7%
CVS Health Corp. 3.875%, 07/20/25		210,000	215,924
Technology 5.3%
Arrow Electronics, Inc. 3.250%, 09/08/24		230,000	228,672
Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.875%, 01/15/27(a)		220,000	226,368
Dell International LLC / EMC Corp. 6.020%, 06/15/26(a)		200,000	223,276
Equinix, Inc. 5.375%, 05/15/27		270,000	289,356
First Data Corp. 5.000%, 01/15/24(a)		290,000	301,596
Western Digital Corp. 10.500%, 04/01/24		260,000	305,067
Total			1,574,335
Treasury 0.9%
Italy Buoni Poliennali Del Tesoro 6.500%, 11/01/27	EUR	163,000	271,662
Wireless 0.7%
Crown Castle International Corp. 3.650%, 09/01/27		220,000	219,497
Wirelines 4.8%
CenturyLink, Inc. Series Y, 7.500%, 04/01/24		290,000	308,043
Frontier Communications Corp. 11.000%, 09/15/25		350,000	296,746
Level 3 Financing, Inc. 5.375%, 08/15/22		290,000	298,758
SFR Group SA 7.375%, 05/01/26(a)		270,000	290,498
Verizon Communications, Inc. 4.125%, 03/16/27		220,000	229,245
Total			1,423,290
Total Corporate Bonds & Notes (Cost $16,051,719)			15,992,402

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
6

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2017

(Percentages represent value of investments compared to net assets)

Foreign Government Obligations(b) 18.9%

Issue Description	Principal Amount ($)		Value ($)
Australia Government Bond Series 142, 4.250%, 04/21/26	AUD	308,000	265,825
Bundesrepublik Deutschland 0.500%, 02/15/26	EUR	226,000	271,553
Canadian Government Bond 1.000%, 06/01/27	CAD	377,000	267,907
French Republic Government Bond OAT 2.750%, 10/25/27	EUR	191,000	268,144
Hungary Government International Bond 5.750%, 11/22/23		510,000	586,987
Indonesia Government International Bond Series REGS, 4.750%, 01/08/26		540,000	588,626
New Zealand Government Bond Series 0427, 4.500%, 04/15/27	NZD	333,000	257,612
Norway Government Bond Series 478, 1.500%, 02/19/26(a)	NOK	2,158,000	263,438
Philippine Government International Bond 9.500%, 02/02/30		370,000	586,521
Republic of South Africa Government International Bond 5.875%, 09/16/25		550,000	586,042
Russian Foreign Bond — Eurobond Series REGS, 7.500%, 03/31/30		498,750	587,282
Sweden Government Bond Series 1059, 1.000%, 11/12/26	SEK	2,145,000	266,430
Turkey Government International Bond 7.375%, 02/05/25		510,000	584,934
United Kingdom Gilt 5.000%, 03/07/25	GBP	160,000	271,678
Total Foreign Government Obligations (Cost $5,709,351)			5,652,979

U.S. Government & Agency Obligations 14.6%

Issue Description	Principal Amount ($)	Value ($)
Federal National Mortgage Association 8.8%
3.000%, 11/15/46	1,750,000	1,750,957
4.000%, 09/01/47	842,070	885,393
Total		2,636,350

U.S. Government & Agency Obligations (continued)

Issue Description	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corporation 5.8%
3.500%, 08/01/47(c)	1,684,416	1,732,772
Total U.S. Government & Agency Obligations (Cost $4,375,921)		4,369,122

U.S. Treasury Obligations 9.9%

Issue Description	Principal Amount ($)	Value ($)
U.S. Treasury Bond 5.9%
3.375%, 05/15/44	800,000	879,271
3.750%, 11/15/43	760,000	888,211
Total		1,767,482
U.S. Treasury Note 4.0%
2.250%, 11/15/24	600,000	600,636
2.375%, 05/15/27	600,000	600,352
Total		1,200,988
Total U.S. Treasury Obligations (Cost $2,970,186)		2,968,470

Money Market Funds 6.2%

	Shares	Value ($)
Dreyfus Treasury Securities Cash Management, Institutional Shares 0.920%(d)	1,839,885	1,839,885
Total Money Market Funds (Cost $1,839,885)		1,839,885
Total Investments (Cost $30,947,062)		30,822,858
Other Assets & Liabilities, Net		(906,299)
Net Assets		29,916,559

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
7

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2017

Notes to Portfolio of Investments

(a)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At October 31, 2017, the net value of these securities amounted to $3,607,652 or 12.1% of net assets.

(b)  Principal amounts are shown in United States Dollars unless otherwise noted.

(c)  Represents a security purchased on a when-issued basis.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2017.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

• Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

• Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

• Level 3 – Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
8

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2017

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments as of October 31, 2017:

	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Valuation Inputs
Corporate Bonds & Notes	—	15,992,402	—	15,992,402
Foreign Government Obligations	—	5,652,979	—	5,652,979
U.S. Government & Agency Obligations	—	4,369,122	—	4,369,122
U.S. Treasury Obligations	2,968,470	—	—	2,968,470
Money Market Funds	1,839,885	—	—	1,839,885
Total Investments	4,808,355	26,014,503	—	30,822,858

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

Columbia Diversified Fixed Income Allocation ETF
Assets
Investments, at cost:
Unaffiliated issuers	$30,947,062
Investments, at fair value
Unaffiliated issuers	30,822,858
Foreign currency (identified cost $543,743)	533,272
Receivable for:
Interest	314,922
Investment securities sold	5,391
Due from investment manager	4,594
Total assets	31,681,037
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,752,734
Investments purchased	7,150
Investment management fees	4,594
Total liabilities	1,764,478
Net assets applicable to outstanding capital stock	$29,916,559
Represented by:
Paid-in capital	$30,001,000
Undistributed net investment income	50,234
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	—
Net unrealized depreciation on investments
Investments — unaffiliated issuers	(124,204)
Foreign currency translations	(10,471)
Total — representing net assets applicable to outstanding capital stock	$29,916,559
Shares outstanding	1,500,050
Net asset value per share	$19.94

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
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STATEMENT OF OPERATIONS

For the Year Ended October 31, 2017

Columbia Diversified Fixed Income Allocation ETF(a)
Investment Income:
Interest	$50,875
Expenses:
Investment management fees	4,594
Fees waived or expenses reimbursed by Investment Manager	(4,594)
Total net expenses	—
Net investment income	50,875
Realized and unrealized loss — net
Net realized loss on:
Foreign currency transactions	(641)
Net realized loss:	(641)
Change in net unrealized depreciation on:
Investments — unaffiliated issuers	(124,204)
Foreign currency transactions	(10,471)
Net change in unrealized loss on investments and foreign currency transactions	(134,675)
Net realized and unrealized loss on investments and foreign currency transactions	(135,316)
Net decrease in net assets resulting from operations	$(84,441)

(a)  For the period October 12, 2017 (commencement of operations) to October 31, 2017.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
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STATEMENT OF CHANGES IN NET ASSETS

Columbia Diversified Fixed Income Allocation ETF
For the Period October 12, 2017(a) Through October 31, 2017
Operations
Net investment income	$50,875
Net realized loss	(641)
Net change in unrealized depreciation	(134,675)
Net decrease in net assets resulting from operations	(84,441)
Decrease in net assets	(84,441)
Net Assets
Net assets beginning of period	30,001,000 (b)
Net assets at end of period	$29,916,559
Undistributed net investment income	$50,234
Capital stock activity
Shares outstanding, beginning of period	1,500,050
Shares outstanding, end of period	1,500,050

(a)  Commencement of operations.

(b)  Prior to October 12, 2017 (commencement of operations), initial cash of $30,001,000 was contributed.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
12

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total Return at Net Asset Value (NAV) is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. The price used to calculate Market Price return is based on the midpoint of the 4:00 PM Eastern (U.S.) bid/ask spread on the NYSE and does not represent returns an investor would receive if shares were traded at other times. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31, 2017(a)
Per share data
Net asset value, beginning of period	$20.00
Net investment income	0.03
Net realized and unrealized loss	(0.09)
Total from investment operations	(0.06)
Net asset value, end of year	$19.94
Total Return at NAV	(0.30)%
Total Return at Market	(0.15)%
Ratios to average net assets of:
Expenses, prior to expense reimbursements/waivers(b)	0.28	%(d)
Expenses, net of expense reimbursements/waivers(b)(c)	—	%(d)
Net investment income gain, net of reimbursements/waivers	3.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$29,917
Portfolio turnover rate	—%

(a)  Based on operations from October 12, 2017 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  Annualized.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Columbia ETF Trust I | Annual Report 2017
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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

Note 1. Organization

Columbia Diversified Fixed Income Allocation ETF (the Fund), a series of Columbia ETF Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts statutory trust. The Trust may issue an unlimited number of shares (without par value).

On October 6, 2017, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $1,000 of cash in the Columbia Diversified Fixed Income Allocation ETF, which represented the initial capital for the Fund at $20 per share. On October 11, 2017, UBS invested $25,000,000 of cash and Citi invested $5,000,000 of cash in the Columbia Diversified Fixed Income Allocation ETF at $20 per share. Shares of the Fund were first offered to the public on October 12, 2017.

These financial statements cover the period from October 12, 2017 (commencement of operations) through October 31, 2017.

Fund shares

The market prices of the Fund's shares may differ to some degree from the Fund's net asset value (NAV). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." A Creation Unit consists of 50,000 shares. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (Authorized Participants) with the Fund's principal underwriter and the transfer agent, or purchase through a broker that has entered into such an agreement. Authorized Participants may purchase or redeem Fund shares directly from the Fund only in Creation Units. The Fund's shares are also listed on the New York Stock Exchange for which investors can purchase and sell shares on the secondary market through a broker at market prices which may differ from the NAV of the Fund.

Note 2. Summary of significant accounting policies

Basis of preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements.

Security valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Columbia ETF Trust I | Annual Report 2017
14

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign currency transactions and translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

To be announced securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage dollar roll transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

Columbia ETF Trust I | Annual Report 2017
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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Delayed delivery securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of net asset value

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.

Federal income tax status

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Columbia ETF Trust I | Annual Report 2017
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NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and indemnifications

Under the Trust's organizational documents and, in some cases by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with their service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncement

Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and other transactions with affiliates

Investment management fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc., determines which securities will be purchased, held or sold. The investment management fee is a unitary fee paid monthly to the Investment Manager at an annual rate based on the Fund's average daily net assets. In return for this fee, the Investment Manager pays the operating costs and expenses of the Fund other than the following expenses (which will be paid by the Fund): taxes; interest incurred on borrowing by the Fund, if any; brokerage fees and commissions, interest and fee expense related to the Fund's participation in inverse floater structures and any other portfolio transaction expenses; infrequent and/or unusual expenses, including without limitation litigation expenses; distribution and/or service fees; expenses incurred in connection with lending securities; and any other expenses approved by the Board of Trustees. The investment management fee is an annual fee that is equal to 0.28% of the Fund's average daily net assets.

The Investment Manager has contractually agreed to waive the investment management fee in its entirety through January 9, 2018.

Compensation of board members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statements of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund. The expenses of the Compensation of Board Members allocated to the Fund are payable by the Investment Manager.

Columbia ETF Trust I | Annual Report 2017
17

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer's total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated by the Fund are payable by the Investment Manager. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.

Distribution and service fees

ALPS Distributors, Inc. (the Distributor) serves as the distributor for the Fund. The Fund has adopted a distribution and service plan (the Plan). Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services at the maximum annual rate of 0.25% of average daily net assets of the Fund. However, no distribution or service fees are currently paid by the Fund. Additionally, no fees have been approved for payment by the Board of Trustees and there are no current plans to impose these fees.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2017, these differences are primarily due to differing treatments for foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

	Undistributed (Excess of Distributions Over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-In Capital Increase (Decrease) ($)
Columbia Diversified Fixed Income Allocation ETF	(641)	641	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income ($)	Undistributed Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Diversified Fixed Income Allocation ETF	50,234	—	—	(134,675)

At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

	Federal Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Diversified Fixed Income Allocation ETF	30,947,062	18,376	(142,580)	(124,204)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Columbia ETF Trust I | Annual Report 2017
18

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the year ended October 31, 2017, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases ($)	Sales ($)	Purchases ($)	Sales ($)
Columbia Diversified Fixed Income Allocation ETF	2,970,500	—	26,149,474	—

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Line of credit

Effective December 5, 2017, the Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund will pay a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum.

The Fund had no borrowings during the year ended October 31, 2017.

Note 7. Significant risks

Credit risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Funds may present increased credit risk as compared to higher-rated debt securities.

High-yield investments risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Interest rate risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may

Columbia ETF Trust I | Annual Report 2017
19

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2017

negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 8. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 6 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Columbia ETF Trust I | Annual Report 2017
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia ETF Trust I and the Shareholders of
Columbia Diversified Fixed Income Allocation ETF

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Diversified Fixed Income Allocation ETF (the "Fund", a series of Columbia ETF Trust I) as of October 31, 2017, and the results of its operations, the changes in its net assets and financial highlights for the period October 12, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017

Columbia ETF Trust I | Annual Report 2017
21

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Trustees may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Trusts and Length of Service column. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.

Trustees

Independent trustees

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee since January 2017 for each Trust	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce,
				2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	123	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011

Columbia ETF Trust I | Annual Report 2017
22

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee since April 2016 for CET I and September 2016 for CET II	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	123	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee since April 2016 for CET I and September 2016 for CET II	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	123

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Director, International Textile Corp., 2012-2016

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee since April 2016 for CET I and September 2016 for CET II	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	123	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1942	Chair of the Board since November 2015; Trustee since April 2016 for CET I and September 2016 for CET II	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	123	Former Trustee, BofA Funds Series Trust (11 funds) 2005-2015

Columbia ETF Trust I | Annual Report 2017
23

TRUSTEES AND OFFICERS (continued)

Independent trustees (continued)

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee since April 2016 for CET I and September 2016 for CET II	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	123

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee since April 2016 for CET I and September 2016 for CET II	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	123

Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016

John G. Taft c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee since January 2017 for each Trust	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	121	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management — U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee since April 2016 for CET I and September 2016 for CET II	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1997-2000; President and CEO, Cambridge Biotechnology Corporation, 1995-1997; President and CEO, Mitotix Inc., 1993-1994	123

Director, Boston Children's Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016

Columbia ETF Trust I | Annual Report 2017
24

TRUSTEES AND OFFICERS (continued)

Interested trustee not affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee since April 2016 for CET I and September 2016 for CET II	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested trustee affiliated with Investment Manager*

Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee and Senior Vice President since April 2016 for CET I and September 2016 for CET II

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

189

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available without charge, upon request by calling 888.800.4347 or visiting columbiathreadneedleetf.com.

Columbia ETF Trust I | Annual Report 2017
25

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Funds as of the date of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund officers

Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), and Assistant Secretary (2008)

Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008-January 2017 and January 2013-January 2017, respectively; and Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

Columbia ETF Trust I | Annual Report 2017
26

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Diversified Fixed Income Allocation ETF (the ETF). Under an investment management services agreement (the IMS Agreement), Columbia Threadneedle provides investment advice and other services to the ETF and other funds in the Columbia Fund family (collectively, the Funds).

At the September 18-19, 2017 in-person meeting of the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Trustees (Independent Legal Counsel) reviewed with the Independent Trustees various factors relevant to the Board's consideration of the IMS Agreement and the Board's legal responsibilities related to such consideration. The Board took into account the variety of written materials and oral presentations it received at the meeting and at its June 18-21, 2017 meeting (June Meeting) in connection with its evaluation of the services proposed to be provided by Columbia Threadneedle. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to approve the IMS Agreement. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Nature, extent and quality of services proposed to be provided by Columbia Threadneedle

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel, including the firm's experience with the existing ETFs as well as other passively managed funds. The Independent Trustees also discussed the compliance program of Columbia Threadneedle, and observed that the program had previously been reviewed by the ETF's Chief Compliance Officer (CCO) and the Independent Trustees. The Independent Trustees also recalled its review of the financial condition of Columbia Threadneedle and its ability to carry out its responsibilities under the IMS Agreement.

In connection with the Independent Trustees' evaluation of the overall package of services to be provided by Columbia Threadneedle to ETFs, they considered the oversight of the administrative and transfer agency services to be provided by The Bank of New York Mellon (BNY) (which was previously discussed with respect to its services currently being provided to the existing ETFs). It was observed that management currently oversees the relationship with BNY, as BNY also provides administrative and transfer agency services to the other Columbia ETFs overseen by the Board under substantially identical agreements.

The Independent Trustees also discussed the acceptability of the terms of the IMS Agreement, including the relatively broad scope of services required to be performed.

Investment performance

The Trustees noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management agreements. It was noted that since the ETF has not yet commenced operations, it does not have its own track record as of yet. They observed though the simulated historical positive performance of the Fund's index (the Index) provided at the June meeting, the performance of which is sought to be replicated by the ETF, versus the applicable Morningstar universe and other passively managed ETFs.

The Independent Trustees also observed the passive nature of the ETF, the development of the Index, that the objective of the ETF is to seek investment results that, before fees and expenses, closely correspond to the performance of the Index, and that there will be full disclosure to the market of the composition of the Index and any changes thereto.

Based on the foregoing, and based on other information received (both oral and written), the Trustees concluded that Columbia Threadneedle is in a position to provide a high quality and level of service to the ETF.

Columbia ETF Trust I | Annual Report 2017
27

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Comparative fees, costs of services provided and profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board noted the proposed, voluntary 90 day management fee waiver. The Board observed management's discussion of the custom peer universe of Strategic Beta ETFs created for the Fund. In considering the proposed level of fees under the IMS Agreement, the Trustees accorded particular weight to the unified/all-inclusive fee structure proposed for the ETF. In this regard, they observed that many of the potential competitors of the ETF have adopted similar unified/all-inclusive fee structures. The Trustees observed that the proposed fee rate for the Fund is at or below the custom peer universe median expense ratios. It was further observed that any 12b-1 fees to be paid by the ETF would fall outside the unified fee.

The Trustees considered the expected profitability of Columbia Threadneedle in connection with the ETFs. They noted that the fees to be paid by the ETFs should permit Columbia Threadneedle to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Trustees observed management's representation that it does not expect any meaningful profitability to be generated from the ETFs in the first few years of operations. The Trustees recalled the earlier review at the June Meeting of Columbia Threadneedle's profitability from other retail Funds and the full Board's conclusion that the profitability levels were reasonable.

Economies of scale to be realized

The Board considered the economies of scale that may be realized by Columbia Threadneedle and its affiliates as the ETF grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for a unified fee level that does not include pre-established breakpoints, and management's observation that the ETF fee structures often do not include breakpoints due to the more volatile nature of their inflows/outflows. Based on these and other considerations, including that the Fund was newly organized, the Trustees generally concluded that it was premature to consider any economies of scale for the ETF.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the proposed investment management service fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On September 19, 2017, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Columbia ETF Trust I | Annual Report 2017
28

ADDITIONAL INFORMATION

Proxy voting policies and procedures

A description of the Trust's proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge, by visiting columbiathreadneedleetf.com or searching the website of the Securities and Exchange Commission (the SEC) at sec.gov.

Quarterly schedule of investments

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Additional Fund information

For more information about the Fund, please visit columbiathreadneedleetf.com or call 888.800.4347.

Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

ALPS Distributors, Inc. is not affiliated with Columbia Management Investment Advisers, LLC.

Fund administrator, custodian & transfer agent
The Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 102869

The Bank of New York Mellon Corp. is not affiliated with Columbia Management Investment Advisers, LLC.

Columbia ETF Trust I | Annual Report 2017
29

Columbia ETF Trust I

225 Franklin Street

Boston, MA 02110

Investors should consider the investment objectives, risks, charges and expenses of an exchange-traded fund (ETF) carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about the ETFs, visit columbiathreadneedleetf.com. Read the prospectus and summary prospectus carefully before investing. Columbia Management Investment Advisers, LLC serves as the investment manager to the ETFs. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Columbia Management Investment Advisers, LLC, or its parent company, Ameriprise Financial, Inc.
© 2017 Columbia Management Investment Advisers, LLC.

columbiathreadneedleetf.com

ANN290_10_G01_(12/17)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)          During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that   Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Sandra L. Yeager , each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Carlton, Mr. Carmichael, Mr. Gallagher and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing. Three series commenced operations on June 13, 2016 and one series commenced operations on October 12, 2017.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$43,875	$45,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit Fees for fiscal year 2016 also include fees for a seed capital audit.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$1,200	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2017 and October 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$20,816	$0

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2017 and October 31, 2016, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended October 31, 2017 and October 31, 2016, there were no Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$22,016	$0

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. The Board’s independent Trustees, Pamela G. Carlton, William P. Carmichael, Brian J. Gallagher and Sandra L. Yeager are all members of the Audit Committee.

(b) Not Applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)                  Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Columbia ETF Trust I

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	12/21/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	12/21/2017

By (Signature and Title)*	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	12/21/2017

* Print the name and title of each signing officer under his or her signature.